UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

PennyMac Mortgage Investment Trust

 (Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 5, 2018, PennyMac Mortgage Investment Trust (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) in Westlake Village, California for the purpose of: (i) electing three (3) Class III trustee nominees to serve on the Company’s Board of Trustees (the “Board”) until its 2021 Annual Meeting of Shareholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (iii) approving, by non-binding vote, the Company’s executive compensation.  The total number of common shares of beneficial interest entitled to vote at the Meeting was 60,882,954, of which 55,623,678 shares, or 91.36%, were present in person or by proxy.

Proposal 1:  The election of three (3) Class III trustee nominees to serve on the Board until the 2021 Annual Meeting of Shareholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Stanford L. Kurland	30,357,546	9,450,428	74,341	15,741,363
David A. Spector	32,661,991	7,124,643	95,681	15,741,363
Randall D. Hadley	32,189,995	7,590,775	101,545	15,741,363

All Class III trustee nominees were elected.  The other continuing trustees of the Company are Scott W. Carnahan, Marianne Sullivan, Frank P. Willey, Preston DuFauchard, Nancy McAllister and Stacey D. Stewart.

Proposal 2:  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes

54,792,623	613,320	217,735	0

Proposal 3:  Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,193,361	12,238,272	1,450,682	15,741,363

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: June 8, 2018	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer